INDEXIQ ETF TRUST

(the “Trust”)

IQ Chaikin U.S. Large Cap ETF

(the “Fund”)

Supplement dated December 7, 2017 (“Supplement”)

to the Prospectus dated August 29, 2017

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Fund’s management fee has been reduced to 0.25% of the Fund’s average daily net assets. As a result, the Annual Fund Operating Expenses table in the Summary Information section is hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.01%
Total Annual Fund Operating Expenses	0.26%
Expense Waiver/Reimbursement(b)	0.01%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.25%

(a)	The Fund has not yet commenced operations and Other Expenses are based on estimated amounts for the current fiscal year.
(b)	IndexIQ Advisors LLC (the "Advisor") has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.25% of the average daily net assets of the Fund. The agreement will remain in effect until August 31, 2018 unless terminated by the Board of Trustees of the Fund.

Effectively immediately, the Expense Example table is hereby replaced with the following:

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$26	$83

Effective immediately, the fourth paragraph of the “Principal Investment Strategies” section on page 13 of the Prospectus is deleted and replaced with the following:

To be selected for inclusion in the Underlying Index, a security must have a Chaikin Power Gauge ranking in the top 14% of the Parent Index, or a Chaikin Power Gauge ranking in the top 43% of the Parent Index and a price to book value ranking in the lowest quintile of the Parent Index.

Effective immediately, the third paragraph of the “Investment Advisor” section on page 24 of the Prospectus is deleted and replaced with the following:

As compensation for its services and its assumption of certain expenses, each Fund pays the Advisor a management fee equal to a percentage of a Fund’s average daily net assets that is calculated daily and paid monthly, as follows:

Fund	Management Fee
IQ Chaikin U.S. Dividend Achievers ETF	0.35%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ Chaikin U.S. Large Cap ETF	0.25%

The first paragraph of the “Expense Limitation Agreement” section on page 25 of the Prospectus is deleted and replaced with the following:

The Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses paid on short sales, acquired fund fees and expenses, extraordinary expenses, if any, and payments, if any, under the Rule 12b-1 Plan) to not more than the percentage of the average daily net assets for each Fund for the period from each Fund’s inception to August 31, 2018, as follows:

Fund	Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement
IQ Chaikin U.S. Dividend Achievers ETF	0.35%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ Chaikin U.S. Large Cap ETF	0.25%

Investors Should Retain This Supplement for Future Reference

MS16e-12/17

INDEXIQ ETF TRUST

(the “Trust”)

IQ Chaikin U.S. Large Cap ETF

(the “Fund”)

Supplement dated December 7, 2017 (“Supplement”)

to the Statement of Additional Information dated August 29, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Fund’s management fee has been reduced to 0.25% of the Fund’s average daily net assets. As a result, the Fund’s “Management Fee” listed in “Investment Advisor” section of the SAI on page 40 is revised as follows:

Fund	Management Fee
IQ Chaikin U.S. Large Cap ETF	0.25%

Effective immediately, the “Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement” information for the Fund in the “Expense Limitation Agreement” section on page 41 of the SAI is revised as follows:

Fund	Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement
IQ Chaikin U.S. Large Cap ETF	0.25%

Investors Should Retain This Supplement for Future Reference

ME15c-12/17